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                                                                [EXECUTION COPY]

                                                                   Exhibit 10.74



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                      EQUITY REGISTRATION RIGHTS AGREEMENT

                                      among

                                RAILAMERICA, INC.

                                       and

                          THE PURCHASERS PARTY HERETO.



                             -----------------------




                          Dated as of February 4, 2000



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                                TABLE OF CONTENTS


1.  Definitions.........................................................1
2.  Securities Subject to this Agreement................................3
3.  Piggyback Registration..............................................3
4.  Hold-Back Agreements................................................4
5.  Registration Expenses...............................................5
6.  Indemnification.....................................................5
7.  Rule 144............................................................7
8.  Miscellaneous.......................................................8






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                      EQUITY REGISTRATION RIGHTS AGREEMENT

         This EQUITY REGISTRATION RIGHTS AGREEMENT, dated as of February 4, 2000(as amended, supplemented, amended and restated or otherwise modified from time to time, this "AGREEMENT"), is made and entered by and between RAILAMERICA, INC., a Delaware corporation ("HOLDINGS"), and the Persons parties hereto as "Purchasers" (collectively, the "PURCHASERS").


                                    RECITALS

         This Agreement is being delivered pursuant to the Securities Purchase Agreement, dated as of February 4, 2000 (as amended, supplemented or otherwise modified, "SECURITIES PURCHASE AGREEMENT"), by and among Holdings, RailAmerica Transportation Corp., a Delaware corporation (the "COMPANY"), Palm Beach Rail Holding, Inc., a Delaware corporation ("INTERMEDIATE HOLDINGS"), each Restricted Subsidiary of the Company that is a party thereto as a "Guarantor" (each such Restricted Subsidiary, together with Holdings and Intermediate Holdings, the "GUARANTORS") and the Purchasers. In order to induce the Purchasers to enter into the Securities Purchase Agreement, Holdings has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Securities Purchase Agreement.


                                    AGREEMENT

         The parties agree as follows:

         1. DEFINITIONS.

         (a) CERTAIN TERMS. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "INDEMNIFIED PARTIES" is defined in SECTION 6(A) hereof.

                  "INDEMNIFYING PARTY" is defined in SECTION 6(C) hereof.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "PIGGYBACK REGISTRATION" is defined in SECTION 3(A) hereof.

                  "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the






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         offering of any portion of the Registrable Securities covered by such
         Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "REGISTRABLE SECURITIES" means the Registrable Warrants and the Registrable Warrant Shares; PROVIDED, that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

                  "REGISTRABLE WARRANT SHARES" means all Warrant Shares issuable to the holders of Warrants upon exercise of such Warrants.

                  "REGISTRABLE WARRANTS" means all Warrants originally issued pursuant to the Warrant Agreement.

                  "REGISTRATION EXPENSES" is defined in SECTION 5 hereof.

                  "REGISTRATION STATEMENT" means any registration statement of Holdings which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "TRANSFER RESTRICTED SECURITY" means the Registrable Securities upon original issuance thereof; PROVIDED, that a Registrable Security is no longer a Transfer Restricted Security when such Registrable Security is sold to the public.

                  "UNDERWRITTEN REGISTRATION" and "UNDERWRITTEN OFFERING" mean a registration in which securities of Holdings are sold to an underwriter for reoffering to the public.

                  "WARRANT AGREEMENt" means the Warrant Agreement, dated as of February 4, 2000, among Holdings and the Purchasers, as amended, supplemented or otherwise modified from time to time.

                  "WARRANT SHARES" means the shares of Common Stock or any security substituted for the Common Stock in an amount equal to 3.5% of the common equity of Holdings issuable to the holders of Warrants upon exercise of the Warrants.

                  "WARRANTS" means the Warrants issued pursuant to the Warrant Agreement to purchase Common Stock or any security substituted for the Common Stock in an amount

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         equal to 3.5% of the common equity of Holdings in accordance with the
         Warrant Agreement.

         (b) SECURITIES PURCHASE AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble, have the meanings provided in the Securities Purchase Agreement.

         2. SECURITIES SUBJECT TO THIS AGREEMENT.

         (a) REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         (b) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities of record or has provided evidence reasonably satisfactory to Holdings that such Person has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

         3. PIGGYBACK REGISTRATION.

         (a) RIGHT TO PIGGYBACK. Subject to the last sentence of this CLAUSE
(A), whenever Holdings proposes to register any shares of Common Stock (or securities exercisable or exchangeable for or convertible into, or options to acquire, Common Stock) with the Commission under the Securities Act and the registration form to be used may be used for the registration of the Registrable Securities (a "PIGGYBACK REGISTRATION"), Holdings will give written notice to the Purchasers, at least 10 days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the proposed offering price, the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to CLAUSE (B) below, include in such Piggyback Registration all Registrable Securities with respect to which Holdings has received written requests for inclusion therein within 5 days after the effectiveness of Holding's notice; PROVIDED, that if the proceeds of the offering are to be used by Holdings or the Company to redeem all of the Notes, Holdings will not be required to include any Registrable Securities in such Piggyback Registration. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by Holdings and offered to the public in a Piggyback Registration pursuant to this Section 3 on the terms and conditions at least as favorable as those applicable to the registration of shares of Common Stock to be sold by Holdings and by any other Person selling under such Piggyback Registration.

         (b) PRIORITY ON PIGGYBACK REGISTRATION. Holdings shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the



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Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any other Common Stock to be offered pursuant to such registration statement by Holdings or any other security holders included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to Holdings that either because of (i) the kind or combination of securities which the holders of Registrable Securities, Holdings and any other Persons intend to include in such offering or (ii) the size of the offering which such holders, Holdings and such other Persons intend to make, are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (A) in the event that the size of the offering is the basis of such managing underwriter's opinion, the amount of securities to be offered for the accounts of such holders shall be reduced pro rata (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; PROVIDED, that if securities are being offered for the account of other Persons as well as Holdings, then with respect to the Registrable Securities intended to be offered by such holders, the proportion by which the amount of such class of securities intended to be offered by such holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other Persons is reduced; and (B) in the event that the kind (or combination) of securities to be offered is the basis of such managing underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)) or (y) if the actions described in clause (x) would, in the judgment of the managing underwriter or underwriters, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

         (c) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an Underwritten Offering, Holdings will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing.

         4. HOLD-BACK AGREEMENTS.

         (a) Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of Holdings of the same class or convertible into or exercisable for securities of the same class, as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 30-day period prior to, and during the 90-day period beginning on, the closing date of each Underwritten Offering made pursuant to such Registration Statement, to the extent timely notified in writing by Holdings or the managing underwriters; PROVIDED, HOWEVER, that each



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holder of Registrable Securities shall be subject to the hold-back restrictions of this Section 4(a) only once during any 365-day period.

         (b) The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement; PROVIDED, HOWEVER, that any such holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of any Registrable Securities held by such holder and covered by a Registration Statement commencing on the date of sale of the Registrable Securities unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

         5. REGISTRATION EXPENSES. All reasonable expenses incident to Holdings' performance of or compliance with this Agreement, including, without limitation, all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may reasonably designate), (iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) fees and disbursements of counsel for Holdings and for the sellers of the Registrable Securities, and customary out of pocket expenses and fees paid by issuers to the extent provided for in an underwriting agreement (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, transfer taxes or legal expenses of any Person other than Holdings, the Company and the selling holders), (v) the cost of securities acts liability insurance if Holdings so desires and (vi) fees and expenses of other Persons retained by Holdings (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by Holdings, regardless whether the Registration Statement becomes effective. Each holder of Registrable Securities will pay any fees or disbursements of counsel to such holder and all underwriting discounts and commissions and transfer taxes, if any, and provide other fees, costs and expenses of such holder (other than Registration Expenses) relating to the sale or disposition of such holder's Registrable Securities. Holdings, in any event, will pay Holdings' own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by Holdings are then listed and the fees and expenses of any Person, including special experts, retained by Holdings.



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         6. INDEMNIFICATION.

         (a) INDEMNIFICATION BY HOLDINGS. Holdings agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) (the "INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses incurred by such Indemnified Party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to Holdings by such holder or its counsel expressly for use therein; PROVIDED, that Holdings shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the holder of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after Holdings has furnished such holder with a sufficient number of copies of the same. Holdings shall also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties, if requested.

         (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with a Piggy Back Registration, each holder of Registrable Securities included therein will furnish to Holdings in writing such information and affidavits as Holdings reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, Holdings, its directors and officers and each Person who controls Holdings (within the meaning of the Securities Act) against any losses, claims damages, liabilities and expenses resulting from any untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to a holder and is made in reliance on and in conformity with any information or affidavit furnished in writing by such holder to Holdings specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Holdings shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Registrable Securities to the same extent as provided above with respect to


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information or affidavit furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to Holdings or the holder of Registrable Securities, as the case may be (in either case, as applicable, an "INDEMNIFYING PARTY") of any claim with respect to which such Person seeks indemnification and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Person; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the Indemnifying Party has agreed to pay such fees or expenses, (b) the Indemnifying Party has failed to assume the defense of such claim or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the Indemnifying Party with respect to such claims (in which case, if such Person notifies the Indemnifying Party in writing that such Person elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No Indemnifying Party will be required to consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Person entitled to indemnification a release from all liability in respect to such claim or litigation. If any Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all Persons entitled to indemnification by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any such Person a conflict of interest may exist between such Person and any other Person entitled to indemnification with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels, but only of one such additional counsel for each group of similarly situated Persons in any one jurisdiction.

         (d) CONTRIBUTION. If for any reason the indemnification provided for in preceding CLAUSES (A) and (B) is unavailable to any Person entitled to indemnification hereunder or is insufficient to hold such Person harmless as contemplated by the preceding CLAUSES (A) and (B), then the Indemnifying Party shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Person and the Indemnifying Party, but also the relative fault of such Person and the Indemnifying Party, as well as any other relevant equitable considerations; PROVIDED, that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. No Person guilty of fraudulent


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misrepresentation (within the meaning of Section 11(f) of the Securities Act)
shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         7. RULE 144. Holdings covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it is not required to file such reports, it will, upon the request of any holder of Registrable Securities made after the Fixed Rate Sale Date, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, Holdings will deliver to such holder a written statement as to whether it has complied with such information and filing requirements.

         8. MISCELLANEOUS.

         (a) REMEDIES. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, in connection with the breach by Holdings of its obligations to register the Registrable Securities will, to the fullest extent permitted under applicable law, be entitled to specific performance of its rights under this Agreement. Holdings agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and agrees, to the extent permitted under applicable law, to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. Holdings will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of Holdings' securities under any other agreements. Holdings has not previously entered into any inconsistent agreement with respect to its securities granting any registration rights to any Person.

         (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless Holdings has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities (excluding Registrable Securities held by Holdings or any of its Subsidiaries).


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         (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

                  (i) if to a holder of Registrable Securities, at the most current address given by such holder to Holdings in accordance with the provisions of this Section 8(d), which address initially is, with respect to the Purchasers, the address set forth next to the Purchasers' name on the signature pages of the Securities Purchase Agreement; and

                  (ii) if to Holdings, initially to it at the address set forth in the Securities Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(d).

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if delivered by facsimile; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation, and without the need for an express assignment, subsequent holders of Registrable Securities.

         (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH



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PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of any such provision in such jurisdiction in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by Holdings with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


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         IN WITNESS WHEREOF, the parties have executed this Equity Registration
Rights Agreement as of the date first written above.

                                       RAILAMERICA, INC.


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:



                                       PURCHASERS:
                                       RAIL AMERICA FUNDING, INC.


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:






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